                                                                    Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, John T. Baldwin, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Worthington Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         -        The Annual Report on Form 10-K of Worthington Industries, Inc.
                  for the fiscal year ended May 31, 2002;

         - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Worthington Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        Any amendments to the foregoing.



         /s/ John T. Baldwin                Subscribed and sworn to
----------------------------------------    before me this 21st day of
John T. Baldwin                             August 2002.
Vice President & Chief Financial Officer
Date:  August 21, 2002


                                                 /s/ Marybeth Bosko
                                            ------------------------------------
                                            Notary Public

                                                     [NOTARY SEAL]

                                            My Commission Expires: No Expiration
                                                                   -------------